Exhibit 10.5

STRICTLY CONFIDENTIAL

FORM OF LOCK-UP AGREEMENT

This FORM OF LOCK-UP AGREEMENT (this “Agreement”) is dated as of [●], 2025, by and among the shareholder(s) set forth on the signature page to this Agreement (individually, the “Holder” or “Warrant Holder,” collectively, the “Holders”) and Black Hawk Acquisition Corporation, a Cayman Islands exempted company (which shall de-register in the Cayman Islands and transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation on the day that is one Business Day prior to the Closing Date (as defined below)) (prior to the Domestication Effective Time, “Parent”, and at and after the Domestication Effective Time, “PubCo”). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Business Combination Agreement (as defined below). Parent, PubCo, the Holders may also be referred to individually as a “party” and collectively as the “parties”.

WHEREAS, this Agreement is being entered into in connection with the Business Combination Agreement, in the form executed on [●], 2025, (the “Business Combination Agreement”), by and among Parent, the Vesicor Therapeutics, Inc., a California corporation (the “Company”, which term includes any successor in interest upon consummation of reincorporation into State of Delaware), and BH Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, on [●], 2025, the Parent shall de-registered in the Cayman Islands and transferred by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation (the “Domestication”) and, on [●], 2025, Merger Sub merged with and into the Company (the “Merger”, and together with the Domestication and the other transactions contemplated by the Business Combination Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of PubCo;

WHEREAS, at the Domestication Effective Time (as defined in the Business Combination Agreement), pursuant to the Business Combination Agreement, each share of Company Capital Stock issued and outstanding immediately prior to the Merger Effective Time shall be automatically canceled and converted into the right to receive a number of shares of PubCo Common Stock equal to the Consideration Ratio (such number of shares of PubCo Common Stock, the “Per Share Merger Consideration”);

WHEREAS, in connection with the Transactions, the parties wish to set forth herein certain understandings between such parties with respect to restrictions on the transfer of the shares of PubCo Common Stock acquired pursuant to the terms of the Business Combination Agreement;

WHEREAS, each Warrant Holder of Company Warrants shall enter into a lock-up period equivalent to one (1) year;

WHEREAS, each of the Holders is a record and/or beneficial owner of the Company Capital Stock and is therefore entitled to receive the corresponding number of Per Share Merger Consideration pursuant to the Business Combination Agreement; and

WHEREAS, as a condition of, and as a material inducement for the PubCo to enter into and consummate the transactions contemplated by the Business Combination Agreement, the Holder has agreed to execute and deliver this Agreement

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Lock-Up.

(a) During the Lock-up Period (as defined below), and subject to Section 1(d) below, the Holder irrevocably agrees that it, he or she will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined below) (including any securities convertible into, or exchangeable for, or representing the rights to receive, Lock-up Shares), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined below) with respect to any security of the PubCo.

(b) In furtherance of the foregoing, the PubCo will (i) place an irrevocable stop order on all PubCo Common Stock which are Lock-up Shares, including those which may be covered by a registration statement, and (ii) notify the PubCo’s transfer agent in writing of the stop order and the restrictions on such Lock-up Shares under this Agreement and direct the PubCo’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement.

(c) For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

For purpose of this agreement, “Lock-up Period” means a period of six (6) months from the Closing Date under the Business Combination Agreement for the Holders and twelve (12) months for certain Warrant Holders.

(d) The restrictions set forth herein shall not apply to: (1) in the case of a corporation, limited liability company, partnership, trust or other entity, transfers or distributions to the Holder’s current general or limited partners, managers or members, stockholders, beneficiaries, other equityholders or to direct or indirect affiliates (within the meaning of Rule 405 under the Securities Act of 1933, as amended); (2) transfers by bona fide gift to a charity or to member of the Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings) or to a trust, the beneficiary of which is the Holder or a member of the Holder’s immediate family for estate planning purposes; (3) by virtue of the laws of descent and distribution upon death of the Holder; (4) pursuant to a qualified domestic relations order, provided that in each case (i) such transferee, distributee or devisee shall agree to be bound in writing by the terms of this Agreement prior to such transfer or disposition; (ii) such transfer or disposition shall not involve a disposition for value; (iii) any required public report or filing (including filings under the Exchange Act) shall disclose the nature of such transfer or disposition and that the Lock-Up Shares remain subject to the lock-up restrictions herein; and (iv) there shall be no voluntary public disclosure or other announcement of such transfer or disposition; (5) transactions relating to the PubCo Common Stock or other securities convertible into or exercisable or exchangeable for PubCo Common Stock acquired in open market transactions after the Closing; (6) the exercise of any options or warrants to purchase PubCo Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis); or (7) Transfers to PubCo to satisfy tax withholding obligations pursuant to PubCo’s equity incentive plans or arrangements;

2. Representations and Warranties. Each of the parties, by their respective execution and delivery of this Agreement, hereby represents and warrants to the others and to all third party beneficiaries of this Agreement that (a) such party has the full right, capacity and authority to enter into, deliver and perform its respective obligations under this Agreement, (b) this Agreement has been duly executed and delivered by such party and is the binding and enforceable obligation of such party, enforceable against such party in accordance with the terms of this Agreement, and (c) the execution, delivery and performance of such party’s obligations under this Agreement will not conflict with or breach the terms of any other agreement, contract, commitment or understanding to which such party is a party or to which the assets or securities of such party are bound. The Holder has independently evaluated the merits of its decision to enter into and deliver this Agreement, and such Holder confirms that it has not relied on the advice of the PubCo, the PubCo’s legal counsel, or any other person.

3. Beneficial Ownership. The Holder hereby represents and warrants that the Holder does not beneficially own, directly or through its nominees (as determined in accordance with Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder), any shares of capital stock of the PubCo, or any economic interest in or derivative of such stock, other than those PubCo Common Stock specified on the signature page hereto. For purposes of this Agreement, the PubCo Common Stock beneficially owned by the Holder as specified on the signature hereto, together with any PubCo Common Stock acquired during the Lock-up Period, if any, are collectively referred to as the “Lock-up Shares.”

4. No Additional Fees/Payment. Other than the consideration specifically referenced herein, the parties agree that no fee, payment or additional consideration in any form has been or will be paid to the Holder in connection with this Agreement.

5. Notices. Any notice, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail, return receipt requested, postage prepaid, (iii) when delivered by FedEx or another nationally recognized overnight delivery service or (iv) when delivered by email (unless an “undeliverable” or similar message is received with respect to each email address provided in or pursuant to this Section 15 for the applicable party) (provided, that, any such notice or other communication delivered in the manner described in any of the preceding clauses (i), (ii) and (iii) shall also be delivered by email no later than 24 hours after being dispatched in the manner described in the preceding clause (i), (ii) or (iii), as applicable), in each case, addressed as follows:

[●]

with a copy (which shall not constitute notice) to:

[●]

(b) If to the Holder, to the address set forth on the Holder’s signature page hereto, or to such other address as any party may have furnished to the others in writing in accordance herewith.

6. Enumeration and Headings. The enumeration and headings contained in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

7. Counterparts. This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

8. Successors and Assigns. This Agreement and the terms, covenants, provisions and conditions hereof shall be binding upon, and shall inure to the benefit of, the respective heirs, successors and assigns of the parties hereto. The Holder hereby acknowledges and agrees that this Agreement is entered into for the benefit of and is enforceable by the PubCo and its successors and assigns.

9. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties.

10. Amendment. This Agreement may be amended or modified by written agreement executed by each of the parties.

11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

12. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

13. Dispute Resolution. Section [●] of the Business Combination Agreement regarding arbitration of disputes is incorporated by reference herein to apply with full force to any disputes arising under this Agreement.

14. Governing Law. The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of Delaware~~.~~

15. Controlling Agreement. To the extent the terms of this Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Business Combination Agreement, the terms of this Agreement shall control.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BLACK HAWK ACQUISITION CORPORATION

By:
Name:	Kent Louis Kaufmann
Title:	Chief Executive Officer

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

WARREN HOSSEINION

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

DR. LUO FENG

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ELISA LUQMAN

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

MICHAEL C. BOWEN

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

WARREN HOSSEINION JUNIOR

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

ODED LEVY

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

MICHAEL DIMEO

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HOLDER

KEVIN SCHUBERT

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WARRANT HOLDERS

[●]

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

WARRANT HOLDERS

[●]

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

WARRANT HOLDERS

[●]

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

WARRANT HOLDERS

[●]

By:
Address:	[_____]

NUMBER OF THE INITIAL LOCK-UP SHARES:

[☐] PubCo Class [A/B] Common Stock

[Signature Page to the Lock-Up Agreement]